[S.R. Snodgrass, A.C. letterhead]





                         CONSENT OF INDEPENDENT AUDITORS




     We consent to the incorporation by reference in this Registration Statement of Nittany Financial Corp. on Form S-8 of our report dated January 31, 2003, 2003 appearing in the Annual Report on Form 10-KSB of Nittany Financial Corp. for the year ended December 31, 2002.





                                            /s/S. R. Snodgrass, A.C.
                                            -------------------------
                                            S.R. Snodgrass, A.C.


Wexford, Pennsylvania
March 26, 2003